                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4893
                 ----------------------------------------------

                              THE TAIWAN FUND, INC.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               225 FRANKLIN STREET
                                BOSTON, MA 02110
 ------------------------------------------------------------------------------
     (Address of principal executive offices in the United States)(Zip code)

        (Name and Address of Agent for                  Copy to:
                   Service)



            State Street Bank and                  Laurence E. Cranch
                Trust Company                   Clifford Chance US LLP
           Attention: Ann M. Casey                  200 Park Avenue
             225 Franklin Street             New York, New York 10166-0153
               Boston, MA 02110



Registrant's telephone number, including area code: (800) 636-9242

Date of fiscal year end: August 31, 2004

Date of reporting period: September 1, 2003 - February 29, 2004

ITEM 1. REPORTS TO SHAREHOLDERS.

     THE TAIWAN
     FUND, INC.(R)



* * * * * * * * * *


                                              THE TAIWAN
     Semi-Annual Report                       FUND, INC.
                                        -----------------------
     February 29, 2004                       WHAT'S INSIDE
                                        -----------------------

                                                                    Page

     (Unaudited)                          Chairman's Statement        2

                                          Report of the Investment    4
                                            Manager

                                          Portfolio Snapshot          7

                                          Investments                 8

                                          Financial Statements       11

                                          Notes to Financial         14
                                            Statements

                                          Other Information          17

                                          Summary of Dividend        19
                                            Reinvestment and
                                            Cash Purchase Plan

                                          Directors and Officers     21

    CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the Semi-Annual Report of The Taiwan Fund, Inc. (the "Fund") for the six months ended February 29, 2004. During this period, the Fund's net asset value ("NAV") increased by 18.41% in U.S. dollar terms. During the same period, the Taiwan Stock Exchange Index (the "TAIEX") increased by 19.46% in New Taiwan ("NT") dollar terms and by 22.77% in U.S. dollar terms. The NT dollar appreciated over the U.S. dollar by 2.77% during this period.

On February 29, 2004, the Fund's shares were trading at US$13.61 per share, reflecting a discount of 10.34% to the Fund's NAV per share of US$15.18. The Fund's shares were trading at a discount of 13.49% on August 31, 2003.

The global economy continued to recover during the six months covered by this report, with most regions posting surprisingly good economic performance. For example, the U.S. economy grew 4.1% in the fourth quarter of 2003, with equipment and software investment growing at an annualized 15.8%. The Japanese economy also delivered unexpectedly strong growth of 6.4% in the fourth quarter of 2003, driven by a lift in business investments at an annual rate of over 25%. The long-awaited recovery in capital spending was evident in the second half of 2003. With low interest rates, improving business outlook, and aging equipment after years of under-investment, the global economy should continue to benefit from this investment-led cycle in the foreseeable future.

Taiwan's economy posted strong growth in the second half of 2003, with 4.18% GDP growth in the third quarter of 2003, followed by a 5.17% growth in the fourth quarter of 2003. Exports were strong and, more encouraging, consumption and investment were also picking up. Private consumption and expenditure was up 1.12% in the third quarter, and fourth quarter growth accelerated to a three-year high of 2.44%. According to the Directorate General of Budget Accounting and Statistics, Taiwan's private consumption should recover and grow 3.33% in 2004, up from 0.6% in 2003 and 1.7% in 2002. In terms of investments, the government expects a growth rate of 14.48% in 2004, a significant boost from -0.7% in 2003 and 2.5% in 2002. In all, Taiwan's GDP growth should increase to 4.74% in 2004 from 3.24% in 2003. This continued momentum in economic growth should be favorable to Taiwan's stock market in 2004.

The risk to the above growth projection continues to be the sustainability of U.S. consumer spending and the sustainability of China's investment boom, both of which are crucial to the aggregate demand in the global economy. The key factors to watch will be

--------------------------------------------------------------------------------

the U.S. economy's ability to generate jobs, which affects consumer spending, and the Chinese government's monetary policy, which affects investments. By now, such factors are looking positive, but they should continue to be monitored.

The political environment in Taiwan should be mixed in 2004. The disputed outcome of the presidential election in late March and the subsequent reaction from the Opposition Party have caused some movements in the market. Also, the legislative election by the end of 2004 may also present issues regarding the country's political stability. These political developments may therefore lead to fluctuations in the stock market in 2004.

With a sound investment outlook, Taiwan's stock market should perform positively in 2004. The first half of the year should be rewarding for investors because of strong economic momentum and ample liquidity. The second half of the year, however, should be more challenging for investors. We expect to see more volatility during this period due to a potential market correction.

During the six months ended February 29, 2004, the Fund's shares were trading at an average discount of 11.1%, an improvement over the 13.8% average discount for the prior six months. This is a reflection of the growing interest in investing in Taiwan over time, and we expect such a trend to continue in the coming months based on our positive view of Taiwan's stock market.

The Board remains confident in the long-term investment outlook for Taiwan, and believes the Fund should continue to deliver substantial returns to its investors. We appreciate your support to the Fund and wish you a fruitful year in 2004.

Sincerely,

/s/ S.Y. Wang

S. Y. Wang
Chairman

    REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE

The Fund's net asset value ("NAV") increased by 18.41% in U.S. dollar terms during the six months ended February 29, 2004. The Taiwan Stock Exchange Index (the "TAIEX") increased by 22.77% in U.S. dollar terms during the same period. The Fund underperformed the TAIEX primarily because of underperformance in September 2003 and in February 2004. The Fund underperformed in September 2003 because of a correction in the share prices of some of the technology companies in which it invested. The Fund underperformed in February 2004 primarily because of its focus on blue-chip stocks that generated less favorable returns compared to the benchmark. Relative to its peers, however, the Fund has delivered solid performance and maintained its ranking in the second quartile for the past six months.

Based on the performance attribution report generated by FactSet (an investment research service), the Fund saw negative performance contributions from sector allocation as well as from stock selection in the past six months. On the sector level, we received positive contributions from our underweight position in the electronics sector and from our overweight position in the steel sector. However, we also received fairly large negative contributions from our underweight positions in the construction sector and in the finance sector. On the stock level, we benefited from our better selections of a few financial stocks, but we suffered more significantly from keeping our positions in certain technology stocks.

INVESTMENT OUTLOOK

We maintain our positive outlook for Taiwan's stock market and believe it will offer significant opportunities for investors in the coming months. Our view is based on the expectations that (1) liquidity should stay supportive; (2) economic momentum should be sustainable; and (3) valuations should be relatively attractive.

Liquidity in Taiwan is rising rapidly as M1b growth reached a historical high level of 20% in January 2004, up from 6% in March 2003. We expect this level of liquidity to be supported by a continued low interest rate environment, a steady foreign investor's interest, and a favorable outlook for the NT dollar.

Taiwan's economic fundamentals are currently in an upwards cycle and the momentum is expected to continue into the second quarter of 2004 or even beyond. This momentum is primarily supported by rising growth of domestic consumption and investment. While exports should still be robust, their growth is peaking due to the higher recent comparison base. We expect domestic consumption to be stimulated by the

--------------------------------------------------------------------------------

wealth effect resulting from rising stock prices as well as property prices. Meanwhile, investment should increase because of low interest rates, increasing operating cash flow, and rising capacity utilization. Export growth should also regain momentum later in the second half of 2004, as corporate capital spending gets into full swing. The government is projecting a quarterly GDP growth of 5.16% in the first quarter of 2004, 5.21% in the second quarter, 4.57% in the third quarter, and 4.09% in the fourth quarter.

Attractive valuation is another key element for Taiwan's promising market outlook. Taiwan's market is anticipating over 30% corporate profit growth in 2004, second only to Korea in Asia. In terms of valuation, its price-to-earnings ratio is at approximately 13 times at the end of February, which is at the low end of its historical band. For investors gearing up to profit from Asia's growth in 2004, Taiwan represents a good target with its high growth and attractive valuation.

INVESTMENT STRATEGY

We believe there will be two major investment themes in 2004, asset reflation and capital expenditure recovery. Taiwan's strong liquidity is a major factor behind the asset reflation theme. With the positive currency exchange rate outlook and low interest rates in place, Taiwan's liquidity is at a high level and should stimulate domestic consumption. Such a favorable outlook has led to strong share price performance in recent months in many domestic related sectors, such as cement, food, electrical, wire & cable, glass, construction, transportation, tourism, finance, and retailing. We believe fundamentals are getting better for related companies and there are still upside opportunities for their shares in the coming months.

A more important investment theme for Taiwan, which has yet to materialize, is the return of corporate information technology ("IT") spending. We believe several factors are positive for the CAPEX recovery theme. First, many IT infrastructures that were built during the last boom are now approaching the end of their life cycle. There should be a need to replace them so as to reduce maintenance costs and increase productivity. Secondly, the recovering economy should finally lead to job growth and new IT investments are therefore required. Lastly, corporations have built up very healthy balance sheets during the past years and therefore are better able to invest in IT now. For example, the 2004 operating free cash flow for Taiwanese corporations is expected to exceed the 2000 peak, according to a UBS study. A renewal of IT spending is expected later in the year and should lead to strong performance of technology stocks in 2004.

--------------------------------------------------------------------------------

Within the technology sector, we believe pricing power is better for upstream component and semiconductor companies because of tight capacity and the long investment cycle. Downstream manufacturers, on the other hand, have to deal with rising costs as well as higher currency risks. Therefore, we will focus more on upstream players in the technology sector.

The year 2004 should be rewarding for investors in Taiwan with several sectors such as technology and industrial cyclical exhibiting sound fundamentals and different attractions. For the near-term, we intend to continue our strategy of maintaining a sector balanced portfolio and try to beat the benchmark through bottom-up stock selections. We believe the market should continue to edge up in the coming months, and then enter into a period of consolidation before moving up again. Our long-term view for the market is quite optimistic as Taiwan's economy is showing a broad based upturn that may prove to be only the beginning of a multi-year prosperity.

Thank you for your support and we look forward to presenting our strategy again in coming reports.

Sincerely,

/s/ Victor Shih              /s/ Jovi Chen
Victor Shih                  Jovi Chen
Portfolio Manager            Deputy Portfolio Manager

    PORTFOLIO SNAPSHOT*
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF FEBRUARY 29, 2004             %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     7.0
--------------------------------------------------
Cathay Financial Holding Co. Ltd.          4.7
--------------------------------------------------
United Microelectronics Corp. Ltd.         3.8
--------------------------------------------------
Au Optronics Corp.                         3.7
--------------------------------------------------
China Steel Corp.                          3.6
--------------------------------------------------
Hon Hai Precision Industry Co. Ltd.        3.4
--------------------------------------------------
Chinatrust Financial Holding Co. Ltd.      3.0
--------------------------------------------------
Advanced Semiconductor Engineering, Inc.   2.7
--------------------------------------------------
Chunghwa Telecom Co. Ltd.                  2.7
--------------------------------------------------
MediaTek, Inc.                             2.5
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF FEBRUARY 29, 2004           %
--------------------------------------------------
Semi-conductor                            21.5
--------------------------------------------------
Financial Services                        16.3
--------------------------------------------------
PC & Peripherals                          12.4
--------------------------------------------------
Electronics                               10.5
--------------------------------------------------
Plastics                                   6.4
--------------------------------------------------
Telecommunications                         6.3
--------------------------------------------------
Iron & Steel                               4.5
--------------------------------------------------
Automobiles, Tires & Accessories           3.7
--------------------------------------------------
Shipping                                   2.9
--------------------------------------------------
Others & Miscellaneous                     2.2
--------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2003               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     9.3
--------------------------------------------------
Au Optronics Corp.                         3.8
--------------------------------------------------
MediaTek, Inc.                             3.5
--------------------------------------------------
Quanta Computer, Inc.                      2.9
--------------------------------------------------
Compal Electronics, Inc.                   2.8
--------------------------------------------------
Hon Hai Precision Industry Co. Ltd.        2.5
--------------------------------------------------
Chunghwa Telecom Co. Ltd.                  2.5
--------------------------------------------------
Asustek Computer, Inc.                     2.4
--------------------------------------------------
Formosa Chemicals & Fibre Corp.            2.4
--------------------------------------------------
United Microelectronics Corp. Ltd.         2.3
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2003             %
--------------------------------------------------
Semi-conductor                            20.4
--------------------------------------------------
PC & Peripherals                          16.6
--------------------------------------------------
Electronics                               12.1
--------------------------------------------------
Financial Services                         9.5
--------------------------------------------------
Telecommunications                         7.8
--------------------------------------------------
Plastics                                   5.2
--------------------------------------------------
Automobiles, Tires & Accessories           5.0
--------------------------------------------------
Textiles & Apparel                         4.0
--------------------------------------------------
Iron & Steel                               3.1
--------------------------------------------------
Others & Miscellaneous                     2.4
--------------------------------------------------

* Percentages based on total investments at February 29, 2004 and August 31,
  2003.

    THE TAIWAN FUND, INC.
    INVESTMENTS/FEBRUARY 29, 2004 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES) (UNAUDITED)
--------------------------------------------------------------------------------

                                                        US$
                                                       VALUE
                                         SHARES       (NOTE 1)
                                         ------       --------
COMMON STOCKS -- 98.1%
BASIC INDUSTRIES -- 15.0%
CEMENT -- 0.7%
Asia Cement Corp. ...................   1,064,000   $    758,400
Taiwan Cement Corp. .................   1,749,000      1,052,030
                                                    ------------
                                                       1,810,430
                                                    ------------
CHEMICALS -- 0.6%
Apex Biotechnology Corp. ............     363,000        475,994
Ho Tung Chemical Corp. ..............     942,000        433,462
Oriental Union Chemical Corp. .......     394,000        490,574
                                                    ------------
                                                       1,400,030
                                                    ------------
GLASS -- 0.3%
Taiwan Glass Industrial Corp. .......     814,000        724,644
                                                    ------------
IRON & STEEL -- 4.5%
China Steel Corp. ...................   8,756,000      8,953,504
Feng Hsin Iron & Steel Co. Ltd. .....     469,000        442,905
Tung Ho Steel Enterprise Corp. (a)...   1,430,000        881,654
Yieh Phui Enterprise.................     761,000        750,701
                                                    ------------
                                                      11,028,764
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.2%
Yuen Foong Yu Paper Manufacturing Co.
  Ltd................................   1,098,000        620,824
                                                    ------------
PETROLEUM SERVICES -- 1.7%
Formosa Petrochemical Corp. (a)......   2,617,000      4,250,165
                                                    ------------
PLASTICS -- 6.4%
Formosa Chemicals & Fibre Corp. .....   3,123,000      4,978,015
Formosa Plastic Corp. ...............   2,659,000      4,318,376
Grand Pacific Petrochemical Co. Ltd.
 (a).................................   1,070,000        444,090
Nan Ya Plastics Corp. ...............   3,563,000      4,832,821
Union Petrochemical Technology
 Corp. ..............................   1,468,000        693,161
USI Far East Corp. (a)...............   1,559,000        665,799
                                                    ------------
                                                      15,932,262
                                                    ------------
WIRE & CABLE -- 0.6%
Sampo Corp. (a)......................   1,089,000        497,829
Walsin Lihwa Corp. (a)...............   1,956,000        958,881
                                                    ------------
                                                       1,456,710
                                                    ------------
TOTAL BASIC INDUSTRIES...............                 37,223,829
                                                    ------------
CONSTRUCTION & REAL ESTATE -- 0.6%
CONSTRUCTION & REAL ESTATE -- 0.6%
Cathay Real Estate Development Co.
  Ltd. (a)...........................   2,329,000      1,414,911
                                                    ------------

                                                        US$
                                                       VALUE
                                         SHARES       (NOTE 1)
                                         ------       --------
DURABLES -- 6.7%
AUTOMOBILES, TIRES &
  ACCESSORIES -- 3.7%
Cheng Shin Rubber Industry Co. ......   2,001,000   $  2,864,589
China Motor Co. .....................   2,293,000      4,620,481
Kenda Rubber Industrial Co. Ltd. ....     543,000        563,414
Yulon Motor Co. Ltd. ................     691,000      1,016,238
                                                    ------------
                                                       9,064,722
                                                    ------------
ELECTRICAL EQUIPMENT -- 1.4%
Fu Sheng Industrial Co. Ltd. ........     277,000        558,165
Pihsiang Machinery Manufacturing Co.
 Ltd. ...............................     150,000        514,286
Ta Yih Industrial Co. Ltd. ..........   1,189,000      1,351,705
Teco Electric & Machinery Co. .......   1,203,000        531,853
Yungtay Engineering Co. Ltd..........     619,000        470,998
                                                    ------------
                                                       3,427,007
                                                    ------------
TEXTILES & APPAREL -- 1.6%
Far Eastern Textile Co. Ltd. ........   1,796,000      1,296,361
Formosa Taffeta Co. Ltd. ............   1,330,000        640,000
Nien Hsing Textile Co. Ltd. .........     428,000        444,090
Shinkong Synthetic Fibers Corp.
 (a).................................   2,090,000        606,571
Tainan Enterprises Co. ..............     302,000        448,686
Yi Jinn Industrial Co. Ltd. (a)......   2,223,000        544,886
                                                    ------------
                                                       3,980,594
                                                    ------------
TOTAL DURABLES.......................                 16,472,323
                                                    ------------
FINANCE -- 17.9%
BANKS -- 1.6%
Chang Hwa Commercial Bank (a)........   2,084,000      1,422,761
Cosmos Bank Taiwan (a)...............     918,000        599,116
Far Eastern International Bank (a)...     989,000        559,194
Hsinchu International Bank (a).......   1,084,000        684,631
International Bank of Taipei.........     887,000        693,594
                                                    ------------
                                                       3,959,296
                                                    ------------
FINANCIAL SERVICES -- 16.3%
Cathay Financial Holding Co. Ltd. ...   5,854,000     11,531,940
Chinatrust Financial Holding Co.
 Ltd. ...............................   6,127,000      7,333,973
E. Sun Financial Holding Co. Ltd.
 (a).................................   1,536,000      1,071,735
First Financial Holdings Co. Ltd.
 (a).................................   2,319,000      1,924,944
Fubon Financial Holding Co. Ltd. ....   3,136,000      3,348,211
Fuh-Hwa Financial Holdings Co.
 Ltd.................................   1,794,000        895,651
Hua Nan Financial Holdings Co. Ltd.
 (a).................................   2,053,000      1,932,598
Mega Financial Holding Co. ..........   3,903,000      2,852,418
Polaris Securities Co. Ltd. (a)......   1,160,000        753,564
Shin Kong Financial Holdings Co. Ltd.
 (a).................................   1,734,000      1,606,232
SinoPac Holdings Co. ................   2,183,000      1,247,429
Taishin Financial Holdings Co.
 Ltd. ...............................   6,382,000      5,815,777
                                                    ------------
                                                      40,314,472
                                                    ------------
TOTAL FINANCE........................                 44,273,768
                                                    ------------

 8  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                        US$
                                                       VALUE
                                         SHARES       (NOTE 1)
                                         ------       --------
COMMON STOCKS -- continued
NONDURABLES -- 0.4%
FOODS -- 0.4%
Uni-President Enterprises Corp. .....   1,838,000   $  1,083,453
                                                    ------------
OTHERS & MISCELLANEOUS -- 2.2%
OTHERS & MISCELLANEOUS -- 2.2%
CTCI Corp. ..........................     533,000        448,842
Giant Manufacturing Co. Ltd. ........     320,000        429,233
National Petroleum Co. Ltd. .........     795,000        612,090
Nien Made Enterprise Co. Ltd. .......     244,000        447,639
Pou Chen Corp. ......................     975,000      1,128,947
Taiwan Hon Chuan Enterprise Co.
 Ltd. ...............................   1,309,000      1,929,053
Ton Yi Industrial Corp. (a)..........   1,456,000        529,853
                                                    ------------
                                                       5,525,657
                                                    ------------
TOTAL OTHERS & MISCELLANEOUS.........                  5,525,657
                                                    ------------
RETAIL & WHOLESALE -- 0.7%
GENERAL MERCHANDISE STORES -- 0.7%
Far Eastern Department Stores (a)....   1,267,000        689,705
President Chain Store Corp. .........     467,000        941,023
                                                    ------------
                                                       1,630,728
                                                    ------------
TOTAL RETAIL & WHOLESALE.............                  1,630,728
                                                    ------------
TECHNOLOGY -- 50.9%
COMPUTER SERVICE & SOFTWARE -- 0.2%
Springsoft, Inc. ....................     174,000        481,444
                                                    ------------
ELECTRONICS -- 10.5%
Asia Optical Co., Inc. ..............      72,000        630,135
Au Optronics Corp. ..................   5,529,000      9,228,857
Audix Corp. .........................     328,000        557,353
Cheng Uei Precision Industry Co.
 Ltd. ...............................      12,000         25,263
Chi Mei Optoelectronics Corp. (a)....   1,254,000      1,870,629
Chungwha Picture Tubes Ltd. (a)......   2,305,000      1,351,805
CMC Magnetics Corp. (a)..............   1,182,000      1,023,808
Compeq Manufacturing Co. Inc. (a)....     969,000        562,457
Delta Electronics, Inc. .............     609,000        824,211
Everlight Electronics Co. Ltd. ......     659,000      1,347,729
Formosa Epitaxy Inc. (a).............     386,000        626,887
Holy Stone Enterprise Co. Ltd. ......     267,000        542,030
Largan Precision Co. Ltd. ...........      40,000        487,218
Optimax Technology Corp. ............     194,000        708,902
Quanta Display Inc. (a)..............   1,545,000      1,012,962
Spi Electronic Co. Ltd. .............     203,000        402,947
Unimicron Technology Corp. ..........   3,139,000      2,690,572
Wintek Corp..........................     504,000        522,947

                                                        US$
                                                       VALUE
                                         SHARES       (NOTE 1)
                                         ------       --------
Ya Hsing Industrial Co. Ltd. ........     507,000   $    748,683
Yageo Corp. (a)......................   1,688,000        908,728
                                                    ------------
                                                      26,074,123
                                                    ------------
PC & PERIPHERALS -- 12.4%
Acer, Inc. ..........................     671,000      1,059,474
Advantech Co. Ltd. ..................     288,000        588,992
AmTRAN Technology Co. Ltd. ..........     492,000        507,537
Aopen, Inc. .........................     309,000        297,383
Asustek Computer, Inc. ..............   1,860,000      4,894,737
Benq Corp. ..........................   2,715,000      3,747,925
Compal Electronics, Inc. ............   1,128,000      1,526,617
Gigabyte Technology Co. Ltd. ........     274,000        519,158
High Tech Computer Corp. ............     172,000        703,519
Hon Hai Precision Industry Co.
 Ltd. ...............................   1,869,000      8,319,158
Inventec Co. Ltd. ...................   1,090,000        721,203
Lite-On Technology Corp. ............     871,000      1,074,015
Micro-Star International Co. Ltd. ...     313,000        517,744
Premier Image Technology Corp. ......     306,000        515,368
Quanta Computer, Inc. ...............   1,677,000      4,261,850
Synnex Technology International
 Corp. ..............................     399,000        696,000
Wistron Corp. .......................     741,000        650,743
                                                    ------------
                                                      30,601,423
                                                    ------------
SEMI-CONDUCTOR -- 21.5%
Advanced Semiconductor Engineering,
  Inc. (a)...........................   5,974,000      6,755,561
Edom Technology Co. Ltd. ............     294,000        543,789
Elite Semiconductor Memory Technology
 Inc. ...............................     156,000        433,985
Faraday Technology Corp. ............     186,000        478,286
King Yuan Electronics Co. Ltd (a)....     428,000        581,823
MediaTek, Inc. ......................     551,000      6,264,000
Nanya Technology Corp. (a)...........   1,420,000      1,050,587
Novatek Microelectronics Corp.
 Ltd. ...............................     588,000      2,387,368
Realtek Semiconductor Corp. .........     273,000        509,053
Richtek Technology Corp. (a).........     114,000        716,571
Sigurd Microelectronics Corp. .......     367,000        634,662
Siliconware Precision Industries Co.
 (a).................................     750,000        818,797
Sunplus Technology Co. Ltd. .........   1,000,000      2,255,639
Taiwan Semiconductor Manufacturing
 Co. (a).............................   9,079,000     17,338,842
Transcend Information Co. Ltd. ......     136,000        345,624
United Microelectronics Corp. Ltd.
 (a).................................  10,406,000      9,514,057
Via Technologies, Inc. ..............     579,000        785,350
Weikeng Industrial Co. Ltd. .........     581,000        426,358
Winbond Electronics Corp. (a)........   1,950,000      1,038,045
Yosun Industrial Corp. ..............     297,000        360,866
                                                    ------------
                                                      53,239,263
                                                    ------------
TELECOMMUNICATIONS -- 6.3%
Abocom Systems Inc. .................     767,000        525,943
Accton Technology Corp. .............     508,000        453,762

    The accompanying notes are an integral part of the financial statements.   9

--------------------------------------------------------------------------------

                                                        US$
                                                       VALUE
                                         SHARES       (NOTE 1)
                                         ------       --------
COMMON STOCKS -- continued
TELECOMMUNICATIONS -- continued
Ambit Microsystems Corp. ............     159,000   $    463,850
Askey Computer Co. ..................     589,000        434,000
Chunghwa Telecom Co. Ltd. ...........   4,016,000      6,582,617
CyberTAN Technology Inc. ............     308,000        467,789
D-Link Corp. ........................     363,000        458,526
Gemtek Technology Corp. .............     197,000        527,308
Ichia Technologies, Inc. ............   1,176,000      2,511,158
Meiloon Industrial Co. Ltd. .........     467,000        688,210
Microelectronics Technology Inc.
 (a).................................     862,000        471,832
Taiwan Cellular Corp. ...............   1,472,000      1,425,516
Zyxel Communications Corp. ..........     209,000        487,143
                                                    ------------
                                                      15,497,654
                                                    ------------
TOTAL TECHNOLOGY.....................                125,893,907
                                                    ------------
TRANSPORTATION -- 3.7%
AIR TRAVEL -- 0.8%
China Airlines (a)...................   1,773,000      1,077,131
EVA Airways Corp. ...................   1,654,000        910,321
                                                    ------------
                                                       1,987,452
                                                    ------------
SHIPPING -- 2.9%
Evergreen Marine Corp. ..............     881,000        964,463
Wan Hai Lines Ltd. ..................     551,000        575,029
Yang Ming Marine Transport...........   4,544,000      5,534,797
                                                    ------------
                                                       7,074,289
                                                    ------------
TOTAL TRANSPORTATION.................                  9,061,741
                                                    ------------
TOTAL COMMON STOCKS (Identified
 Cost -- $152,836,149)...............                242,580,317
                                                    ------------
                                       PRINCIPAL
                                         AMOUNT
                                          NT$
                                       ---------
COMMERCIAL PAPER -- 1.5%
Chiao Tung Bank
 00.80%, 5/19/04 (b).................  14,964,121        450,049
Fu Sheng Group
 00.90%, 4/08/04 (b).................  39,902,339      1,200,070
Haojey Co Ltd
 00.775%, 3/08/04 (b)................      33,086            995
Tai Shin Enterprise
 00.80%, 5/31/04 (b).................  19,947,967        599,939

                                       PRINCIPAL        US$
                                         AMOUNT        VALUE
                                          NT$         (NOTE 1)
                                       ---------      --------
COMMERCIAL PAPER -- continued
Teco Electric & Machinery Ltd.
 00.82%, 3/25/04 (b).................  37,463,326   $  1,126,717
Totalife International Co. Ltd.
 00.82%, 3/31/04 (b).................   9,986,889        300,357
                                                    ------------
TOTAL COMMERCIAL PAPER (Identified
 Cost -- $3,665,459).................                  3,678,127
                                                    ------------
                                        MATURITY
                                         AMOUNT
                                          US$
                                        --------
REPURCHASE AGREEMENTS -- 0.4%
State Street Bank and Trust Co.
  0.050% dated 2/23/04 due 3/1/04
    (collateralized by U.S. Treasury
    Note 8.750%, 5/15/20, market
    value $959,563)..................  $  937,009        937,000
                                                    ------------
TOTAL INVESTMENTS -- 100%
  (Cost -- $157,438,608).............               $247,195,444
                                                    ============

LEGEND:

US$ - United States dollar

NT$ - New Taiwan dollar

(a) Non-income producing

(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At February 29, 2004, the aggregate cost basis of the Fund's investment securities for income tax purposes was $157,693,814.

Net unrealized appreciation of the Fund's investment securities was $89,501,630 of which $90,380,506 related to appreciated investment securities and $878,876 related to depreciated investment securities. In addition, as of August 31, 2003, the Fund's last fiscal year end, the Fund had a capital loss carryforward of $82,718,763 for Federal income tax purposes which may be utilized to offset future capital gains through August 31, 2009 ($18,722,303), August 31, 2010 ($39,995,101) and August 31, 2011 ($24,001,359). As of August 31, 2003, the Fund
elected for Federal income tax purposes to defer $9,650,144 in current year post October 31 capital losses as though the losses were incurred on the first day of the next fiscal year.

 10 The accompanying notes are an integral part of the financial statements.

    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
February 29, 2004 (Unaudited)

ASSETS
Investments in securities, at value (cost
  $157,438,608) (Notes 1 and 2) - See
  accompanying schedule..................                $247,195,444
Cash.....................................                         952
Cash in New Taiwan dollars (cost
 $258,146)...............................                     256,981
Receivable for investments sold..........                  23,085,804
Interest receivable......................                       2,239
                                                         ------------
 Total assets............................                 270,541,420
                                                         ------------
LIABILITIES
Payable for investments purchased........   21,762,386
Accrued management fee (Note 3)..........      154,036
Taiwan withholding tax payable (Note
 1)......................................          443
Other payables and accrued expenses......      184,824
                                           -----------
 Total liabilities.......................                  22,101,689
                                                         ------------
NET ASSETS...............................                $248,439,731
                                                         ============
Net Assets consist of (Note 1):
Paid in capital..........................                 242,144,109
Undistributed net investment loss........                  (1,849,656)
Accumulated undistributed net realized
 loss on investments in securities and
 foreign currency........................                 (81,604,741)
Net unrealized appreciation on investment
 securities and foreign currency.........                  89,750,019
                                                         ------------
NET ASSETS...............................                $248,439,731
                                                         ============
NET ASSET VALUE, per share ($248,439,731/
 16,365,572 shares outstanding)..........                      $15.18
                                                         ============

STATEMENTS OF OPERATIONS
Six Months Ended February 29, 2004 (Unaudited)

INVESTMENT INCOME
Dividends.................................                $    103,421
Interest..................................                      15,163
                                                          ------------
                                                               118,584
Less: Taiwan withholding tax (Note 1).....                     (10,771)
                                                          ------------
 Total Income.............................                     107,813
EXPENSES:
Management fee (Note 3)
 Basic fee................................  $ 1,439,244
 Performance adjustment...................     (337,371)
Custodian fees and expenses...............      186,609
Administration and accounting fees (Note
 3).......................................      110,946
Directors compensation (Note 3)...........      168,024
Legal.....................................      223,686
Audit.....................................       28,568
Shareholder communications................       20,626
Delaware franchise tax....................       23,303
Insurance fees............................       40,040
Miscellaneous.............................       22,163
Transfer agent fees.......................       11,102
Taiwan stock dividend tax (Note 1)........       20,529
                                            -----------
 Total expenses...........................                   1,957,469
                                                          ------------
 NET INVESTMENT LOSS......................                  (1,849,656)
                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 1)
Net realized gain on:
 Investment securities....................   10,992,844
 Foreign currency transactions............       21,852
                                            -----------
                                                            11,014,696
Change in net unrealized appreciation on:
 Investment securities....................   29,439,596
 Assets and liabilities denominated in
   foreign currencies.....................      (14,129)
                                            -----------
                                                            29,425,467
                                                          ------------
Net realized and unrealized gain..........                  40,440,163
                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS...............................                $ 38,590,507
                                                          ============

    The accompanying notes are an integral part of the financial statements.  11

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                              Six Months Ended
                                                                February 29,        Year Ended
                                                                    2004          August 31, 2003
                                                              ----------------    ---------------
                                                                (Unaudited)
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment loss........................................    $ (1,849,656)      $   (101,994)
 Net realized gain (loss) on investments and foreign
   currency transactions....................................      11,014,696        (18,213,889)
 Change in net unrealized appreciation on investments and
   foreign currency transactions............................      29,425,467         43,111,605
                                                                ------------       ------------
 Net increase in net assets resulting from operations.......      38,590,507         24,795,722
                                                                ------------       ------------
NET ASSETS
 Beginning of period........................................     209,849,224        185,053,502
                                                                ------------       ------------
 End of period..............................................     248,439,731        209,849,224
                                                                ============       ============
 Undistributed Net Investment Loss
 End of period..............................................    $ (1,849,656)      $         --
                                                                ============       ============

 12 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           Six Months
                                             Ended                            Year Ended August 31,
                                          February 29,     ------------------------------------------------------------
                                              2004           2003         2002         2001         2000         1999
                                          ------------     --------     --------     --------     --------     --------
                                          (Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period....    $  12.82       $  11.31     $  10.75     $  21.42     $  21.61     $  15.36
                                            --------       --------     --------     --------     --------     --------
Income from Investment Operations
 Net investment loss(a).................       (0.11)         (0.01)       (0.12)       (0.21)       (0.36)       (0.20)(d)
 Net realized and unrealized gain (loss)
   on investments.......................        2.47           1.52         0.68       (10.26)        0.17         7.46
                                            --------       --------     --------     --------     --------     --------
 Total from investment operations.......        2.36           1.51         0.56       (10.47)       (0.19)        7.26
                                            --------       --------     --------     --------     --------     --------
Less Distributions
 From net realized gains................          --             --           --        (0.20)          --        (1.01)
                                            --------       --------     --------     --------     --------     --------
 Total distributions....................          --             --           --        (0.20)          --        (1.01)
                                            --------       --------     --------     --------     --------     --------
Net asset value, end of period..........    $  15.18       $  12.82     $  11.31     $  10.75     $  21.42     $  21.61
                                            ========       ========     ========     ========     ========     ========
Market value, end of period.............    $  13.61       $  11.09     $   9.27     $   9.88     $  17.63     $  18.31
                                            ========       ========     ========     ========     ========     ========
TOTAL RETURN
Per share market value..................       22.72%         19.63%       (6.17)%     (43.16)%      (3.75)%      79.41%
RATIO AND SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)...............................    $248,440       $209,849     $185,054     $175,962     $350,595     $353,614
Ratio of expenses to average net
 assets(b)..............................        1.77%(c)       2.12%        2.20%        2.63%        2.30%        2.21%
Ratio of expenses to average net assets,
 excluding stock dividend tax expense...        1.75%(c)       1.83%        1.98%        2.15%        1.94%        1.88%
Ratio of net investment loss to average
 net assets.............................       (1.67)%(c)     (0.06)%      (0.97)%      (1.50)%      (1.54)%      (1.15)%
Portfolio turnover rate.................          30%           148%         167%         125%         139%         125%

(a)  Based on average shares outstanding during the period.
(b) Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(c)  Annualized
(d) Net investment loss per share reflects a regular dividend from China Steel Corp. of $0.04 per share. (Based on shares outstanding at 8/31/99.)

    The accompanying notes are an integral part of the financial statements.  13

    NOTES TO FINANCIAL STATEMENTS (unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China ("ROC") companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract ("Management Contract") among HSBC Asset Management (Taiwan) Limited ("Adviser"), the International Commercial Bank of China (Custodian), and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors may prescribe. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the rates at the reporting date. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 29, 2004, the Fund had no open Forwards.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed; certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, and excise tax regulations. Permanent

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES

For the six months ended February 29, 2004, purchases and sales of securities, other than short-term securities, aggregated $67,393,796 and $65,996,161, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, HSBC receives a fee that is computed daily at an annual rate of 1.30% of the Fund's average net assets. The basic fee is subject to a performance adjustment (up to a maximum of + or -0.30%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period.

For the six months ended February 29, 2004, the management fee, including the performance adjustments, was equivalent to an annual rate of 1.00% of average net assets.

Directors Fees. No director, officer or employee of the Adviser or its affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser an annual fee of $10,000 plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended, and $1,000 for each meeting attended by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

Administration Fees. State Street Corporation ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund's average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements.

4. FUND SHARES

At February 29, 2004, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding.

    OTHER INFORMATION
--------------------------------------------------------------------------------
RESULTS OF ANNUAL STOCKHOLDER MEETING VOTING HELD JANUARY 26, 2004

1. Election of Directors -- The stockholders of the Fund elected M. Christopher Canavan Jr., David Dean, Benny T. Hu, Lawrence J. Lau, Anthony Kai Yiu Lo, Joe
O. Rogers, Jack C. Tang, Gloria Wang, Lawrence Weber, and Shao-Yu Wang to the Board of Directors to hold office until their successors are elected and qualified.

                              FOR      WITHHELD
                           ---------   ---------
Benny T. Hu                9,566,360      44,114
Anthony Kai Yiu Lo         9,566,189      44,285
M. Christopher Canavan
  Jr.                      9,565,678      44,796
Lawrence J. Lau            9,562,878      47,596
Joe O. Rogers              9,559,814      50,659

                              FOR      WITHHELD
                           ---------   ---------
Lawrence F. Weber          9,552,805      57,669
Gloria Wang                8,440,062   1,170,412
Jack C. Tang               8,428,848   1,181,626
David Dean                 8,428,381   1,182,092
Shao-Yu Wang               8,426,554   1,183,919

SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund's outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of February 29, 2004, no shares had been repurchased by the Fund.

PRIVACY POLICY

                                 PRIVACY NOTICE

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

[ ] Information it receives from shareholders on applications or other forms;
[ ] Information about shareholder transactions with the Fund, its affiliates, or others; and
[ ] Information it receives from a consumer reporting agency.
THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (OTHER THAN DISCLOSURES PERMITTED BY
LAW).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders' nonpublic personal information.

--------------------------------------------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling 1-800-636-9242; and
(2) as an exhibit to the Fund's annual report on Form N-CSR, which is available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the investment adviser votes these proxies will become available by calling the same number and on the Commission's website when the Fund files its first report on Form N-PX, which is due by August 31, 2004, covering the Fund's proxy voting record for the 12-month period ending June 30, 2004.

    SUMMARY OF DIVIDEND REINVESTMENT AND

    CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Equiserve Trust Company, N.A. ("Equiserve" or the "Plan Administrator"), a federally chartered trust institution, acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. We suggest you send your check to the following address to be received on or about February 5 or August 5 to allow time for processing:
Equiserve, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

    SUMMARY OF DIVIDEND REINVESTMENT AND

--------------------------------------------------------------------------------

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Administrator's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Administrator will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Administrator will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Equiserve, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010, 1-800-426-5523.
If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Agent may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 90 days before the record date of any dividend or capital gains distribution by the Fund.

    DIRECTORS AND OFFICERS (Unaudited)

--------------------------------------------------------------------------------

The following table sets forth certain information concerning each of the directors and officers of the Fund.

                                                               PRINCIPAL
                                                        OCCUPATION OR EMPLOYMENT
NAME, ADDRESS             PRESENT OFFICE     DIRECTOR         DURING PAST             DIRECTORSHIPS IN
AND (AGE)                 WITH THE FUND       SINCE            FIVE YEARS          PUBLICLY-HELD COMPANIES
-------------             --------------     --------   ------------------------   -----------------------
Shao-Yu Wang (80)       Chairman of the        1986     Chairman of the Board of   --
Apt. 5H                 Board and Director              Trustees, Soochow
No. 56 Tun Hwa                                          University
South Road, Section 2                                   (1987-present); Chairman
Taipei, Taiwan, ROC                                     of the Board of
                                                        Trustees, Min Chuan
                                                        University, (1986-
                                                        present); Chairman of
                                                        the Board of Trustees,
                                                        Fu-Dan High School
                                                        (1986-present) Chairman,
                                                        Evernew Biotech, Inc.
                                                        (1985-Present);
                                                        Director, TSR Corp.
                                                        (1985-present)
David Dean (77)         Director               1991     Senior Advisor of the      --
8361 B. Greensboro                                      Chiang-Ching-Kuo
Drive                                                   Foundation (1990-
McLean, Virginia 22102                                  present)
Lawrence J. Lau (58)    Director               1998     Kwoh-Ting Li Professor     Director, Media
Stanford University                                     of Economic Development,   Partners International
Landau Economics                                        Stanford University        Holdings, Inc.
Building, Room 340                                      (1992-present);            (2001-present)
579 Serra Mall                                          Director, Stanford
Stanford, CA                                            Institute for Economic
94305-6072                                              Policy Research at
                                                        Stanford University
                                                        (1997-1999)
Joe O. Rogers (55)      Director               1986     Manager, The J-Squared     Director, The China
2477 Foxwood Drive                                      Team LLC (2003-present)    Fund, Inc.
Chapel Hill, NC 27514                                   The Rogers Team LLC,       (1992-present)
                                                        Organizing Member (July
                                                        2001-present); Executive
                                                        Vice President, Business
                                                        Development, Planet
                                                        Portal Inc. (September
                                                        1999-May 2001);
                                                        President, Rogers
                                                        International, Inc.
                                                        (September 1986-
                                                        September 1999); Vice
                                                        President, Business
                                                        Development, Thomson
                                                        Consulting (1998-1999)

    DIRECTORS AND OFFICERS (continued) (unaudited)

--------------------------------------------------------------------------------

                                                               PRINCIPAL
                                                        OCCUPATION OR EMPLOYMENT
NAME, ADDRESS             PRESENT OFFICE     DIRECTOR         DURING PAST             DIRECTORSHIPS IN
AND (AGE)                 WITH THE FUND       SINCE            FIVE YEARS          PUBLICLY-HELD COMPANIES
-------------             --------------     --------   ------------------------   -----------------------
Jack C. Tang (75)       Director               1989     Honorary Chairman (April   --
Tristate Holdings Ltd.                                  2001-present), Co-
66-72 Lei Muk Road                                      Chairman (April 1999-
Kwai Chung                                              April 2001), Chairman &
New Territories                                         CEO (June 1998-April
Hong Kong                                               1999), Chairman Emeritus
                                                        (January 1997-June
                                                        1998), Tristate Holdings
                                                        Ltd.
Lawrence F. Weber (69)  Director               1995     Independent Consultant     --
156 Ide Rd.                                             (1993-present)
Williamstown, MA 01267
M. Christopher          Director               2003     Independent Consultant     Director and Chairman
Canavan, Jr. (64)                                       (2000-present);            of The Audit Committee,
73 Brook Street                                         Pricewaterhouse Coopers    Bruker Biosciences,
Wellesley, MA 02482                                     LLP (Coopers & Lybrand)    Inc.
                                                        (1972-1999)
Anthony Kai Yiu Lo      Director               2003     Founder and Managing       Member of Listing
(54)                                                    Director, Advantage Ltd.   Committee, Stock
1201 Sun Hung Kai                                       (1999-present); Vice       Exchange of Hong Kong
Centre                                                  Chairman, ABN Amro HG      Ltd. (1996-present)
30 Harbor Road                                          Asia Ltd. (1998-1999)
Wanchai, Hong Kong

    DIRECTORS AND OFFICERS (continued) (unaudited)

--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                       OCCUPATION OR EMPLOYMENT
NAME, ADDRESS             PRESENT OFFICE    DIRECTOR         DURING PAST             DIRECTORSHIPS IN
AND (AGE)                 WITH THE FUND      SINCE            FIVE YEARS          PUBLICLY-HELD COMPANIES
-------------             --------------    --------   ------------------------   -----------------------
Directors Considered Interested Persons

*Benny T. Hu (54)        President and        1993     Chairman, China            Director, Compal
29 F, 97 Tun Hwa         Director                      Development Industrial     Electronics Inc. (2003-
South Road, Section 2                                  Bank (June                 present); Supervisor,
Taipei, Taiwan, ROC                                    2003-present); Chairman,   Winbond Electronics
                                                       China Development Asset    Corp. (2002-present);
                                                       Management Corp. (June     Director, China
                                                       2001-present);             Development Financial
                                                       Ambassador-at-Large,       Holding Corp. (June
                                                       Republic of China (May     2001-present)
                                                       2001-present)
*Gloria Wang (48)        Director             1998     President, HSBC Asset      --
99 Tun Hwa South                                       Management (Taiwan)
Road, Section 2                                        Limited (February 2002-
Taipei, Taiwan, ROC                                    Present); Vice
                                                       President, HSBC Asset
                                                       Management (Taiwan)
                                                       Limited (1996-February
                                                       2002); Secretary and
                                                       Treasurer of the Fund
                                                       (1994-October 1998)
Carol Wang (38)          Secretary and                 Manager of Legal           --
99 Tun Hwa South         Treasurer                     Department, HSBC Asset
Road, Section 2                                        Management (Taiwan)
Taipei, Taiwan, ROC                                    Limited (April 1994-June
                                                       2002); Manager of
                                                       General Administration
                                                       Office, HSBC Asset
                                                       Management (Taiwan)
                                                       Limited (June
                                                       2002-present)

---------------

* Director is considered to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser. Ms. Wang is deemed to be an interested person because of her affiliation with the Fund's investment adviser. Mr. Hu is considered to be an interested person because he is the President of the Fund.

--------------------------------------------------------------------------------

    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    225 Franklin Street
    Boston, MA
    1-800-636-9242
    www.thetaiwanfund.com

    INVESTMENT ADVISER
    HSBC Asset Management (Taiwan) Limited
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    S.Y. Wang, Chairman of the Board and Director
    Benny T. Hu, President and Director
    David Dean, Director
    Joe O. Rogers, Director
    Jack C. Tang, Director
    Lawrence J. Lau, Director
    Gloria Wang, Director
    Lawrence F. Weber, Director
    M. Christopher Canavan, Jr., Director
    Anthony Kai Yiu Lo, Director
    Carol Wang, Secretary and Treasurer
    Laurence E. Cranch, Assistant Secretary

    ADMINISTRATOR AND ACCOUNTING AGENT
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
    Equiserve Trust Company, N.A.

    LEGAL COUNSEL
    Clifford Chance US LLP
    New York, NY
    Lee and Li
    Taipei, Taiwan

    INDEPENDENT AUDITORS
    KPMG LLP
    Boston, MA

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, Benny T. Hu, the registrant's President, and Carol Wang, the registrant's Treasurer, reviewed the registrant's disclosure controls and procedures (the "Procedures") and evaluated their effectiveness. Based on their evaluation, Mr. Hu and Ms. Wang determined that the Procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission's rules and regulations.

(b) Following the discovery of errors in past monthly reports to shareholders, the registrant's procedures for calculating, reviewing and verifying figures in monthly reports have been enhanced significantly, including by adding a reasonability check on historical ratios and verifying historical data, and the registrant's independent accountants have agreed to conduct certain procedures with respect to the monthly reports.

ITEM 10. EXHIBITS

(a) Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Sections 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:   /s/ Benny T. Hu
      ----------------------------------------
      Benny T. Hu
      President of The Taiwan Fund, Inc.

Date: May 6, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Benny T. Hu
      ----------------------------------------
      Benny T. Hu
      President of The Taiwan Fund, Inc.

Date: May 6, 2004

By:   /s/ Carol Wang
      ----------------------------------------
      Carol Wang
      Treasurer of The Taiwan Fund, Inc.

Date: May 6, 2004